Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Amendment No. 1 to the Annual Report on Form 10-K/A of The Howard Hughes Corporation, a Delaware Corporation (the “Company”), for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers, in their capacity as officers, of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for periods expressed in the report.

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	By:	/s/ Paul H. Layne
Paul H. Layne
Chief Executive Officer (principal executive officer)
March 20, 2020

	By:	/s/ David R. O’Reilly
David R. O’Reilly
Chief Financial Officer
March 20, 2020